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                                                                               .
                                                                               .

                                                                Exhibit (g)(vii)

                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                                               EFFECTIVE DATE
------------                                                                               --------------
A.  Sweep Share Classes
-----------------------
Schwab Money Market Fund                                                                   May 1, 1993

Schwab Government Money Fund                                                               May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                                May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares
(formerly Schwab California Tax--Exempt Money Fund)                                        May 1, 1993

Schwab US Treasury Money Fund                                                              May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares
(formerly Schwab New York Tax--Exempt Money Fund)                                          November 10, 1994

Schwab New Jersey Municipal Money Fund                                                     January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                                   January 20, 1998

Schwab AMT Tax-Free Money Fund -- Sweep Shares
(formerly Schwab Florida Municipal Money Fund)                                             February 16, 1998

Schwab Massachusetts Municipal Money Fund                                                  April 21, 2003

Schwab Cash Reserves -- Sweep Shares                                                       July 9, 2004

Schwab Advisor Cash Reserves -- Sweep Shares                                               July 9, 2004

Schwab Advisor Cash Reserves -- Premier Sweep Shares                                       July 9, 2004

B.  Other Share Classes
-----------------------
Schwab Value Advantage Money Fund--Investor Shares                                         May 1, 1993

Schwab Value Advantage Money Fund--Institutional Shares                                    June 14, 2002

Schwab Value Advantage Money Fund--Select Shares                                           February 25, 2003

Schwab Value Advantage Money Fund--Institutional Prime Shares                              May 24, 2006

Schwab Retirement Advantage Money Fund (formerly Schwab
Institutional Advantage Money Fund)                                                        May 1, 1993

Schwab Investor Money Fund (formerly Schwab Retirement Money
Fund)                                                                                      November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                                      June 6, 1995

Schwab Municipal Money Fund -- Institutional Shares                                        May 29, 2003

Schwab Municipal Money Fund -- Select Shares                                               May 29, 2003

                                                                Exhibit (g)(vii)

Schwab California Municipal Money Fund -- Value Advantage
Shares (formerly Schwab California Tax--Exempt Money Fund)                                 June 6, 1995

Schwab AMT Tax-Free Money Fund -- Value Advantage Shares                                   November 1, 2006



                       THE CHARLES SCHWAB FAMILY OF FUNDS

                       By:  /s/ Kimon Daifotis
                            ---------------------------------
                            Kimon Daifotis,
                            Senior Vice President and
                            Chief Investment Officer -- Fixed Income

                       CHARLES SCHWAB & CO., INC.

                       By:  /s/ Fred Potts
                            ---------------------------------
                            Fred Potts,
                            Senior Vice President

Dated as of 10/11/06
            --------

                                                                Exhibit (g)(vii)

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

         FUND                                                                FEE
         ----                                                                ---
A.       Sweep Share Classes
         -------------------
         Schwab Money Market Fund                                            An annual fee, payable monthly, of twenty
                                                                             five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab Government Money Fund                                        An annual fee, payable monthly, of twenty
                                                                             five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab Municipal Money Fund--Sweep Shares                           An annual fee, payable monthly, of twenty
                                                                             five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab California Municipal Money Fund--Sweep Shares                An annual fee, payable monthly, of twenty
         (formerly Schwab California Tax--Exempt Money Fund)                 five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab US Treasury Money Fund                                       An annual fee, payable monthly, of twenty
                                                                             five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab New York Municipal Money Fund--Sweep Shares                  An annual fee, payable monthly, of twenty
         (formerly Schwab New York Tax--Exempt Money Fund)                   five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab New Jersey Municipal Money Fund                              An annual fee, payable monthly, of twenty
                                                                             five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab Pennsylvania Municipal Money Fund                            An annual fee, payable monthly, of twenty
                                                                             five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

                                                                Exhibit (g)(vii)

         Schwab AMT Tax-Free Money Fund -- Sweep Shares (formerly Schwab     An annual fee, payable monthly, of twenty
         Florida Municipal Money Fund)                                       five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab Massachusetts Municipal Money Fund                           An annual fee, payable monthly, of twenty
                                                                             five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab Cash Reserves -- Sweep Shares                                An annual fee, payable monthly, of twenty
                                                                             five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab Advisor Cash Reserves -- Sweep Shares                        An annual fee, payable monthly, of twenty
                                                                             five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

         Schwab Advisor Cash Reserves -- Premier Sweep Shares                An annual fee, payable monthly, of twenty
                                                                             five one--hundredths of one percent (.25%)
                                                                             of the Fund's average daily net assets

B.       Other Share Classes
         -------------------
         Schwab Value Advantage Money Fund -- Investor Shares                An annual fee, payable monthly, of five
                                                                             one--hundredths of one percent (.05%) of
                                                                             the Fund's average daily net assets

         Schwab Value Advantage Money Fund -- Institutional                  An annual fee, payable monthly, of one
         Shares                                                              one--hundredths of one percent (.01%) of
                                                                             the Fund's average daily net assets

         Schwab Value Advantage Money Fund -- Select Shares                  An annual fee, payable monthly, of five
                                                                             one--hundredths of one percent (.05%) of
                                                                             the Fund's average daily net assets

         Schwab Value Advantage Money Fund -- Institutional                  An annual fee, payable monthly, of one
         Prime Shares                                                        one--hundredths of one percent (.01%) of
                                                                             the Fund's average daily net assets

         Schwab Retirement Advantage Money Fund (formerly                    An annual fee, payable monthly, of five
         Schwab Institutional Advantage Money Fund)                          one--hundredths of one percent (.05%) of
                                                                             the Fund's average daily net assets

         Schwab Investor Money Fund (formerly Schwab)                        An annual fee, payable monthly, of five
         Retirement Money Fund                                               one--hundredths of one percent (.05%) of
                                                                             the Fund's average daily net assets

         Schwab Municipal Money Fund--Value Advantage Shares                 An annual fee, payable monthly, of five
                                                                             one--hundredths of one percent (.05%) of
                                                                             the Fund's average daily net assets

                                                                Exhibit (g)(vii)

         Schwab Municipal Money Fund--Institutional Shares                   An annual fee, payable monthly, of five
                                                                             one--hundredths of one percent (.05%) of
                                                                             the Fund's average daily net assets

         Schwab Municipal Money Fund--Select Shares                          An annual fee, payable monthly, of five
                                                                             one--hundredths of one percent (.05%) of
                                                                             the Fund's average daily net assets

         Schwab California Municipal Money Fund--Value                       An annual fee, payable monthly, of five
         Advantage Shares (formerly Schwab                                   one--hundredths of one percent (.05%) of
         California Tax--Exempt Money Fund)                                  the Fund's average daily net assets

         Schwab New York Municipal Money Fund--Value                         An annual fee, payable monthly, of five
         Advantage Shares (formerly Schwab                                   one--hundredths of one percent (.05%) of
         New York Tax--Exempt Money Fund)                                    the Fund's average daily net assets


         Schwab AMT Tax-Free Money Fund -- Value Advantage Shares            An annual fee, payable monthly, of five
                                                                             one--hundredths of one percent (.05%) of
                                                                             the Fund's average daily net assets



                       THE CHARLES SCHWAB FAMILY OF FUNDS

                       By:  /s/ Kimon Daifotis
                            ---------------------------------
                            Kimon Daifotis,
                            Senior Vice President and
                            Chief Investment Officer -- Fixed Income

                       CHARLES SCHWAB & CO., INC.

                       By:  /s/ Fred Potts
                            ---------------------------------
                            Fred Potts,
                            Senior Vice President

Dated as of 10/11/06
            --------